UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2012

Zevotek, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-137210	05-0630427
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

900 Southeast Ocean Blvd.
Stuart, FL 34994
(Address of principal executive offices) (zip code)

772-600-2676
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2102, Robert Babkie resigned from his positions as President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and director of Zevotek, Inc. (the “Company”) and from his positions of President, Secretary and director of Ionicbulb.com, Inc., the Company’s subsidiary.

Item 9.01      Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Resignation of Robert Babkie

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEVOTEK, INC.
(Registrant)

Date: May 3, 2012	By:	/s/ Indira Tovar
Indira Tovar Director